OMB APPROVAL
OMB Number: 3235-0570
Expires: August 31, 2011
Estimated average burden hours per response: 18.9

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22051

ING International High Dividend Equity Income Fund

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ 85258
(Address of principal executive offices)      (Zip code)

Huey P. Falgout, Jr., 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:       February 28

Date of reporting period:      August 31, 2008

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report August 31, 2008 ING International High Dividend Equity Income Fund E-Delivery Sign-up — details inside This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully. FUNDS

TABLE OF CONTENTS

President's Letter	1
Market Perspective	2
Portfolio Managers' Report	4
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	10
Portfolio of Investments	18
Shareholder Meeting Information	23
Additional Information	24

Go Paperless with E-Delivery!

Sign up now for on-line prospectuses, fund reports, and proxy statements. In less than five minutes, you can help reduce paper mail and lower fund costs.

Just go to www.ingfunds.com, click on the E-Delivery icon from the home page, follow the directions and complete the quick 5 Steps to Enroll.

You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund's website at www.ingfunds.com and (3) on the SEC's website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund's website at www.ingfunds.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

[THIS PAGE INTENTIONALLY LEFT BLANK]

PRESIDENT’S LETTER Dear Shareholder, ING International High Dividend Equity Income Fund (the “Fund”) is a non-diversified, closed- end management investment company whose shares are traded on the New York Stock Exchange under the symbol “IID.” The primary objective of the Fund is to seek current income and realized gains, with a secondary objective of long-term capital appreciation. The Fund seeks to achieve its investment objective by investing at least 80% of its managed assets in dividend-producing equity securities of foreign companies. The Fund also seeks to enhance total returns over a market cycle by selling call options on selected international, regional or country equity indices. For the six-month period ended August 31, 2008, the Fund made total distributions of $0.98 per share including a return of capital of $0.53 per share. Based on net asset value (“NAV”), the Fund returned (7.15%) for the six-month period.(1) This NAV return reflects a decrease in its NAV from $16.72 on February 29, 2008 to $14.55 on August 31, 2008, plus the reinvestment of $0.98 per share in distributions. Based on its share price as of August 31, 2008, the Fund provided a total return of (12.00)% for the six-month period.(2) This share price return reflects a decrease in its share price from $16.32 on February 29, 2008 to $13.46 on August 31, 2008, plus the reinvestment of $0.98 per share in distributions. The global equity markets have witnessed a challenging and turbulent period. Please read the Market Perspective and Portfolio Managers’ Report for more information on the market and the Fund’s performance. At ING Funds our mission is to set the standard in helping our clients manage their financial future. We seek to assist you and your financial advisor by offering a range of global investment solutions. We invite you to visit our website at www.ingfunds.com. Here you will find information on our products and services, including current market data and fund statistics on our open-and closed-end funds. You will see that we offer a broad variety of equity, fixed income and multi-asset funds that aim to fulfill a variety of investor needs. We thank you for trusting ING Funds with your investment assets, and we look forward to serving you in the months and years ahead. Sincerely, Shaun P. Mathews President ING Funds October 10, 2008 The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic. For more complete information, or to obtain a prospectus for any ING fund, please call your Investment Professional or the Fund’s Shareholder Service Department at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms. (1) Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, ca pital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the dividend reinvestment plan. (2) Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions, and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan. 1

MARKET PERSPECTIVE: SIX MONTHS ENDED AUGUST 31, 2008 Our new fiscal year carried on where the previous one left off, as mutually reinforcing financial dislocation and economic weakness continued to drive investors from risk assets, with volatility as the norm. Global equities intheformofthe Morgan Stanley Capital International (“MSCI”) World® Index(1) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below) fell 3.8% for the six months ended August 31, 2008. In currencies the dollar at first continued its weakening trend against the euro. But the tide turned in mid-July and for the whole six months the dollar strengthened by 3.1% against the euro. The dollar gained 2.5% on the yen, and in its biggest move, gained 8.9% against the pound. In some ways March symbolized these turbulent times with its mixture of crisis, remedy and apparent relief. Bear Stearns, an investment bank near the eye of the storm, was laid low in days by self-fulfilling rumors of insolvency due to liquidity problems. The Federal Reserve Board (the “Fed”), which had been reducing rates since August, then cut the discount rate further, by 100 basis points to 2.5% and the federal funds rate by 75 basis points to 2.25%, and followed this up by opening the discount window to other primary dealers. For a while investors seemed to think the worst had passed. After five consecutive months of loss through March, stock markets rose strongly from mid-March lows, sustained by another federal funds rate cut of 0.25%. But by mid-May, it was obvious that the problems had not gone away and global equities resumed a downward path. The housing market continued its inexorable march down. The now popular Standard & Poor’s (“S&P”)/ Case-Shiller National U.S. Home Price Index(2) of house prices in 20 major cities fell 15.4% year-over-year in the second quarter. Single family housing starts were at the lowest level since 1991, and one-third of existing home sales were distressed. Banks continued to restrict credit and 30-year fixed mortgage rates reached a six-year high. By August, payrolls had declined for seven consecutive months and the unemployment rate rose to 5.7% from 4.9% in February. Gross Domestic Product (“GDP”) growth was finalized at just 0.96% annualized for the first quarter. There was improvement to 3.3% for the second quarter, but this was after a massive, temporary fiscal stimulus. There was more trouble in the financial sector. Lehman Brothers, Merrill Lynch and huge global insurer AIG declared losses in the billions, directly or indirectly due to mortgage write downs. But the most attention was directed at the government sponsored mortgage lending agencies known as the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Corporation (“Freddie Mac”). Lightly capitalized for their trillions in liabilities, they were, by any rational assessment, insolvent. The systemic risk to the broader economy was obvious and finally Treasury Secretary Paulson was given authorization to buy stock in and lend to the agencies. But as August ended, with their stock prices down 90% in 2008, there was a sense of foreboding that the game was up for Fannie Mae and Freddie Mac, among others. In US fixed income markets, the Treasury yield curve steepened as the market sought the safety of Treasury Bills, while longer term yields were supported by headline consumer price index inflation of 5.0% and the prospect of increasing calls on the public purse. For the six-months through August 31, 2008, the Lehman Brothers® Aggregate Bond (“LBAB”) Index(3) of investment grade bonds rose just 0.18%, and the Lehman Brothers® High Yield Bond — 2% Issuer Constrained Composite Index(4) returned 0.74%. U.S. equities, represented by the S&P 500® Composite Stock Price (“S&P 500®”) Index(5) including dividends, returned (2.6)% in the six months through August 31, 2008, supported to some extent by sharply falling oil prices after peaking in mid-July at nearly $150 per barrel. Profits for S&P 500® companies suffered their fourth straight quarter of decline, led down by the financials sector, which contributed a net loss. It was not just financials that were in the news, however. The domestic automakers were facing the perfect storm of rising gasoline prices driving customers from high margin SUVs and pick-up trucks, a slowing economy and sagging consumer confidence, at the same time as credit conditions were getting tighter. General Motors’ stock price traded at a 54-year low at one point, while Ford incurred a record loss of $8.7 billion in the second quarter. In international markets, the MSCI Japan® Index(6) fell 4.9% for the six-month period. The export dependent economy suffered from slowing global demand, while high energy prices and political deadlock sapped domestic confidence. The longest postwar expansion came to an end as the first quarterly drop in exports for three years led to a decline in GDP of 0.6% in the second quarter of 2008. The MSCI Europe ex UK® Index(7) slumped 7.2% in the same period, beset by sharply falling economic activity and a European 2

MARKET PERSPECTIVE: SIX MONTHS ENDED AUGUST 31, 2008 Central Bank that actually raised interest rates in July as consumer price inflation, driven by food and energy, surged to 4.0%, a 16-year high. First quarter GDP growth was actually reported at 0.8%. But soon business and consumer confidence sagged to five-year lows as banks continued to write down asset-backed securities in huge volumes and toughened credit standards. With purchasing managers’ indices in contraction territory, second quarter GDP fell 0.2%. In the UK, the MSCI UK® Index(8) slipped 1.8%, supported by large, out performing energy and staples sectors. As in Continental Europe, lenders were tightening their rules, mortgage approvals were at the lowest since record-keeping began, and house price declines were accelerating. GDP growth evaporated and the economy fell flat in the second quarter. The Bank of England cut rates, by 0.25% to 5.0%, but with inflation now up to 4.4% it was clear that the Bank was out of ammunition. (1) The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East. (2) The S&P/Case-Shiller National U.S. Home Price Index tracks the value of single-family housing within the United States. The index is a composite of single- family home price indices for the nine U.S. Census divisions and is calculated quarterly. (3) The LBAB Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage- backed, asset-backed and corporate debt securities. (4) The Lehman Brothers® High Yield Bond — 2% Issuer Constrained Composite Index is an unmanaged index that measures the performance of fixed-income securities. (5) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets. (6) The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan. (7) The MSCI Europe ex UK®Index is a free float adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK. (8) The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK. All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end. Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions. 3

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND PORTFOLIO MANAGERS' REPORT

ING International High Dividend Equity Income Fund's (the "Fund") primary investment objective is to provide current income and realized gains, with a secondary objective of long-term capital appreciation. The Fund seeks to achieve its investment objectives by:

- investing primarily in a portfolio of international dividend producing securities or derivatives linked to such securities or indices that include such securities, which the sub-adviser believes will pay above-average, sustainable, dividends; and
- selling call options on selected international, regional or country indices, and/or on equity securities.

The Fund is managed by Uri D. Landesman and Martin Jansen, Portfolio Managers of ING Investment Management Co.; Nicolas Simar, Manu Vandenbulck, Bas Peeters and Frank van Etten, Portfolio Managers of ING Investment Management Advisors B.V. (Europe); and Nicholas Toovey and Teik Cheah, Portfolio Managers of ING Investment Management Asia/Pacific (Hong Kong) Limited.

Country Allocation as of August 31, 2008
(as a percent of net assets)


Countries less than 1.7%(2) 9.7%
Other Assets and Liabilities - Net 2.4%
United Kingdom 12.4%
Australia 10.4%
Countries between 1.7% - 3.1%(1) 12.4%
United States 10.4%
Spain 3.2%
Hong Kong 6.0%
Taiwan 4.2%
France 5.7%
South Korea 4.4%
Germany 4.4%
Italy 5.1%
China 4.5%
Netherlands 4.8%

(1) Includes six countries, which each represents 1.7% - 3.1% of net assets.
(2) Includes fourteen countries, which each represents less than 1.7% of net assets.

Portfolio holdings are subject to change daily.

Equity Portfolio Construction: Under normal market conditions, the Fund seeks to achieve its investment objectives by investing in dividend-producing equity securities of foreign companies ("foreign securities") and/or derivatives linked to such securities or indices that include such securities. The Fund normally invests across a broad range of countries, industries and market sectors, including in issuers located in countries that are considered emerging markets.

The sub-adviser seeks to construct a portfolio with a dividend yield that exceeds the weighted average dividend yield of the MSCI AC (All Countries) ex USA Index℠ and allocates the Fund's assets among the Europe region, the Asia Pacific region and the Rest-of-the-World region in proportions ("sleeves") that depend on the sub-adviser's assessment of market conditions across the investing spectrum. The target allocation is expected to be approximately 50% invested in the European sleeve in approximately 80 European equity securities, 40% invested in the Asia Pacific sleeve in approximately 80 Asia Pacific equity securities and 10% invested in the Rest-of-the-World sleeve in approximately 15 equity securities. The Fund invests in approximately 130 to 220 equity securities, seeking to reduce the Fund's exposure to individual stock and country risk. The sub-adviser will select securities for the Fund's portfolio through a bottom-up process that is based upon quantitative screening and fundamental industry, sector and company analysis.

The Fund's Option Strategy: To generate premiums, the Fund writes (sells) call options on selected international, regional or country indices, and/or on equity securities, with the underlying value of such calls having 20% to 50% of the value of its holdings of equity securities. The Fund seeks to generate gains from the call writing strategy over a market cycle to supplement the dividend yield of its underlying portfolio of high dividend yield equity securities. Call options will be written (sold) usually at-the money or near-the-money and will be written both in exchange-listed option markets and over-the-counter markets with major international banks, broker-dealers and financial institutions. The Fund seeks to maintain written call options positions on selected international, regional or country indices, and/or on equity securities whose price movements, taken in the aggregate, are correlated with the price movements of the Fund's portfolio.

Performance: Based on net asset value ("NAV") as of August 31, 2008, the Fund returned (7.15)% for the six-month period. This NAV return reflects a decrease in its NAV from $16.72 on February 29, 2008 to $14.55 on August 31, 2008, plus the reinvestment of $0.98 per share in distributions. Based on its share price as of August 31, 2008, the Fund provided a total return of (12.00)% for the six-month period. This share price return reflects a decrease in its share price from $16.32 on February 29, 2008 to $13.46 on August 31, 2008, plus the reinvestment of $0.98 per share in distributions. To reflect the strategic emphasis of the Fund, the equity portfolio uses a blend of 55% MSCI Europe index and 45% MSCI Asia Pacific ex-Japan index as a reference index. The blend of 55% in the MSCI Europe Index and 45% in the MSCI Asia Pacific ex-Japan Index returned (13.27)% for the same period. During the period, the Fund made total distributions of $0.98 per share including a return of capital of $0.53 per share. As of August 31, 2008, the Fund had 8,130,000 shares outstanding.

Top Ten Holdings as of August 31, 2008
(as a percent of net assets)

Royal Dutch Shell PLC — Class B	1.5%
Total SA	1.5%
BP PLC	1.4%
ENI S.p.A.	1.4%
Vodafone Group PLC	1.3%
GlaxoSmithKline PLC	1.2%
Sanofi-Aventis	1.1%
General Electric Co.	1.0%
Unilever NV	1.0%
Citigroup, Inc.	1.0%

Portfolio holdings are subject to change daily.

Market Review: The performance of the Fund and the reference index reflect the impact of the continued and severe global credit crisis and slowing economic and earnings growth in the focus regions, with the Asia Pacific markets contracting especially sharply. Market volatility increased sharply in the course of 2007 and has generally remained elevated throughout 2008.

Equity Portfolio: For the six-months ended August 31, 2008, the Fund's underlying equity portfolio outperformed its reference index. The value orientation of the Fund's high-dividend strategy constituted a headwind in the second quarter of this year at a time the market was strongly favoring growth stocks and large cap stocks, but proved

4

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND PORTFOLIO MANAGERS’REPORT beneficial in July and August as the growth-oriented sectors declined sharply due to a cloudier global economic growth outlook. The Asia Pacific ex-Japan equity sleeve added significant value, largely due to its successful stock selection in the industrials, financial and technology sectors. The European sleeve lagged its regional benchmark, primarily on account of adverse stock selection in the financials, consumer discretionary and industrials sectors. The Fund can invest up to 20% of its assets in regions outside Asia Pacific and Europe (North America, Eastern Europe, Latin America and Africa). The average allocation of about 13% added materially to the result versus the reference index due to strong performances from its energy and telecommunication services holdings in North and South America. Option Portfolio: During the reporting period, call options were written against Asian/Pacific indices (ASX, KOSPI, TWSE and Hang Seng) and European indices (FTSE 100 and DJ Euro Stoxx 50). The option portfolio consists of a basket of short-dated index options designed to have a low tracking error to the blended reference index of the international equity portfolio. The actual composition of the option basket may be adjusted to capitalize on the relative attractiveness of volatility premiums and market trading opportunities. All options had a maturity in the range of four to five weeks. The coverage ratios for the European and Asia-Pacific sleeves were 35-40% and 30-35%, respectively. All options were sold at-the-money, as most value could be obtained there. The total amount of premium collected exceeded the amounts to be settled as the options generally expired out-of-the-money during the reporting period. The option overlay consequently reduced the volatility of the Fund’s total return in substantially weaker markets. Current Strategy & Outlook: High-dividend strategies are designed to dampen volatility versus the broader market across an investment cycle. The headwinds confronting value and dividend strategies in 2007 and into 2008 have subsided in recent months. We believe the global equity market outlook, which remains captive to the stabilization of the global financial sector and weaker growth, is expected to improve somewhat late in 2008 and into 2009 as the fiscal and monetary measures taken in the United States and elsewhere take effect. In our opinion, the economic rebound is likely to be muted, however, as consumers in the developed economies are likely to be restrained for an extended period. Continued elevated market volatility is expected to benefit the level of call premiums the Fund should receive, while allowing significant upside potential when markets do recover given the Fund’s relatively low coverage ratio. Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. 5

STATEMENT OF ASSETS AND LIABILITIES AS OF AUGUST 31, 2008 (UNAUDITED) ASSETS: Investments in securities at value* $115,411,015 Cash 2,404,603 Foreign currencies at value** 378,538 Receivables: Investment securities sold 448,208 Dividends and interest 500,341 Prepaid expenses 5,800 Reimbursement due from manager 20,343 Total assets 119,168,848 LIABILITIES: Payable to affiliates 112,186 Payable for trustee fees 4,307 Other accrued expenses and liabilities 47,020 Written options*** 703,129 Total liabilities 866,642 NET ASSETS (equivalent to $14.55 per share on 8,130,000 shares outstanding) $118,302,206 NET ASSETS WERE COMPRISED OF: Paid-in capital-shares of beneficial interest at $0.01 par value (unlimited shares authorized) $148,732,539 Distributions in excess of net investment income (1,374,841) Accumulated net realized loss on investments, foreign currency related transactions, and written options (4,833,979) Net unrealized depreciation on investments, foreign currency related transactions, and written options (24,221,513) NET ASSETS $118,302,206 * Cost of investments in securities $139,986,128 ** Cost of foreign currencies $ 378,379 *** Premiums received for written options $ 1,068,464 See Accompanying Notes to Financial Statements 6

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED AUGUST 31, 2008 (UNAUDITED) INVESTMENT INCOME: Dividends, net of foreign taxes withheld* $ 4,342,393 Interest 70,608 Total investment income 4,413,001 EXPENSES: Investment management fees 662,288 Transfer agent fees 14,360 Administrative service fees 66,228 Shareholder reporting expense 17,901 Registration fees 1,396 Professional fees 21,413 Custody and accounting expense 46,479 Trustee fees 2,458 Miscellaneous expense 30,518 Total expenses 863,041 Net waived and reimbursed fees (34,970) Net expenses 828,071 Net investment income 3,584,930 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND WRITTEN OPTIONS: Net realized gain (loss) on: Investments (8,109,220) Foreign currency related transactions (162,412) Written options 4,328,712 Net realized loss on investments, foreign currency related transactions, and written options (3,942,920) Net change in unrealized depreciation on: Investments (8,925,758) Foreign currency related transactions (42,071) Written options (322,947) Net change in unrealized depreciation on investments, foreign currency related transactions, and written options (9,290,776) Net realized and unrealized loss on investments, foreign currency related transactions, and written options (13,233,696) Decrease in net assets resulting from operations $ (9,648,766) * Foreign taxes withheld $ 468,610 See Accompanying Notes to Financial Statements 7

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED) Six Months Ended September 25, 2007(1) to August 31, February 29, 2008 2008 FROM OPERATIONS: Net investment income $ 3,584,930 $ 823,314 Net realized gain (loss) on investments, foreign currency related transactions, and written options (3,942,920) 347,795 Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and written options (9,290,776) (14,930,737) Decrease in net assets resulting from operations (9,648,766) (13,759,628) FROM DISTRIBUTIONS TO SHAREHOLDERS: Net investment income (3,614,545) (1,998,640) Net realized gains — (1,408,754) Return of capital (4,336,595) (1,893,366) Total distributions (7,951,140) (5,300,760) FROM CAPITAL SHARE TRANSACTIONS: Net proceeds from sale of shares(2) — 154,862,500 Net increase in net assets resulting from capital share transactions — 154,862,500 Net increase (decrease) in net assets (17,599,906) 135,802,112 NET ASSETS: Beginning of period 135,902,112 100,000 End of period $118,302,206 $135,902,112 Distributions in excess of net investment income at end of period $ (1,374,841) $ (1,345,226) (1) Commencement of operations (2) Proceeds from sales of shares net of sales load paid of $7,312,500 and offering costs of $325,000. See Accompanying Notes to Financial Statements 8

INGINTERNATIONALHIGHDIVIDENDEQUITYINCOMEFUND(UNAUDITED) FINANCIALHIGHLIGHTS Selected data for a share of beneficial interest outstanding throughout the period. Six Months September 25, Ended 2007(1) to August 31, February 29, 2008 2008 Per Share Operating Performance: Net asset value, beginning of period $ 16.72 19.06(2) Income (loss) from investment operations: Net investment income $ 0.44* 0.10 Net realized and unrealized loss on investments $ (1.63) (1.79) Total from investment operations $ (1.19) (1.69) Less distributions from: Net investment income $ 0.45 0.25 Net realized gains on investments $ — 0.17 Return of capital $ 0.53 0.23 Total distributions $ 0.98 0.65 Net asset value, end of period $ 14.55 16.72 Market value, end of period $ 13.46 16.32 Total investment return at net asset value(3) % (7.15) (8.68) Total investment return at market value(4) % (12.00) (15.06) Ratios and Supplemental Data: Net assets, end of period (000’s) $ 118,302 135,902 Ratios to average net assets: Gross expenses prior to expense waiver(5) % 1.30 1.26 Net expenses after expense waiver(5)(6) % 1.25 1.24 Net investment income after expense waiver(5)(6) % 5.41 1.32 Portfolioturnoverrate%3542 (1) Commencement of operations. (2) Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share and offering costs of $0.04 per share paid by the shareholder from the $20.00 offering price. (3) Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the dividend reinvestment plan. Total investment return at net asset value is not annualized for periods less than one year. (4) Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan. Total investment return at market value is not annualized for periods less than one year. (5) Annualized for periods less than one year. (6) The Investment Adviser has entered into a written expense limitation agreement with the Fund under which it will limit the expenses of the Fund (excluding interest, taxes, leverage expenses and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred. * Calculated using average number of shares outstanding throughout the period. See Accompanying Notes to Financial Statements 9

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2008 (UNAUDITED) NOTE 1 — ORGANIZATION ING International High Dividend Equity Income Fund (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is organized as a Delaware statutory trust. The primary investment objective of the Fund is to seek current income and realized gains, with a secondary objective of long-term capital appreciation. The Fund seeks to achieve its investment objective by investing at least 80% of its managed assets in dividend producing equity securities of foreign companies and/ or derivatives linked to equity securities of foreign companies or indices that include such securities. The Fund seeks to invest primarily in high dividend yield equity securities. The Fund will also seek to enhance returns over a market cycle by selling call options on selected international, regional or country equity indices or futures and/or equity securities. NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies. A. Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and equity securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund’s valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities and assets for which market quotations are not readily available (which may include certain restricted securities that are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, as determined in good faith by or under the supervision of the Fund’s Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its net asset value (“NAV”) may also be valued at their fair values as determined in good faith by or under the supervision of the Fund’s Board, in accordance with methods that are specifically authorized by the Board. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE Euronext (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of the Fund’s assets may be significantly affected by foreign trading on days wh en a shareholder cannot purchase or redeem shares of the Fund. In calculating the Fund’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or 10

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2008 (UNAUDITED)(CONTINUED) NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued) more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV,eventsthatoccurbetween thetimeof the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV. Investments in securities maturing in 60 days or less from date of acquisition are valued at amortized cost which approximates market value. Options that are traded over-the-counter will be valued using one of three methods: (1) dealer quotes; (2) industry models with objective inputs; or (3) by using a benchmark arrived at by comparing prior-day dealer quotes with the corresponding change in the underlying security or index. Exchange traded options will be valued using the last reported sale. If no last sale is reported, exchange traded options will be valued using an industry accepted model such as “Black Scholes.” Options on currencies purchased by the Fund are valued using industry models with objective inputs at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of over-the-counter options. Effective for fiscal years beginning after November 15, 2007, Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1”, inputs other than quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments. B. Security Transactions and Revenue Recognition. Security transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Premium amortization and discount accretion are determined using the effective yield method. Divi dend income is recorded on the ex-dividend date, or in the case of some foreign dividends, when the information becomes available to the Fund. C. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis: (1) Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day. (2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions. Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices 11

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2008 (UNAUDITED)(CONTINUED) NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued) of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. D. Forward Foreign Currency Contracts. The Fund may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a currency forward contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses on forward foreign currency contracts are included on the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. E. Distributions to Shareholders. Dividends from net investment income and net realized gains, if any, are declared and paid monthly by the Fund. Distributions are determined annually in accordance with federal tax principles, which may differ from U.S. generally accepted accounting principles for investment companies. The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. Distributions are recorded on the ex-dividend date. The Fund intends to make regular monthly distributions based on the past and projected performance of the Fund. The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time depending on whether the Fund has gains or losses on the call options written on its portfolio versus gains or losses on the equity securities in the portfolio. The Fund’s distributions will normally reflect past and projected net investment income, and may include income from dividends and interest, capital gains and/or a return of capital. The final composition of the tax characteristics of the distributions cannot be determined with certainty until after the end of the year, and will be reported to shareholders at that time. The amount of monthly distributions will vary, depending on a number of factors. As portfolio and market conditions change, the rate of dividends on the common shares will change. There can be no assurance that the Fund will, be able to declare a dividend in each period. F. Federal Income Taxes. It is the policy of the Fund to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired. 12

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2008 (UNAUDITED)(CONTINUED) NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued) G. Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. H. Securities Lending. Under an agreement with The Bank of New York Mellon Corporation (“BNY”) the Fund has the option to temporarily loan up to 30% of its managed assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the Fund. I. Offering Costs and Organization Expenses. Costs incurred with the offering of common shares were recorded as a reduction of capital paid in excess of par applicable to common shares. Organization expenses are expensed as incurred. ING Investments, LLC (“ING Investments” or the “investment Adviser”) has agreed to pay from its own assets all organizational expenses of the Fund. J. Options Contracts. The Fund may purchase put and call options and may write (sell) put options and covered call options. The premium received by the Fund upon the writing of a put or call option is included in the Statement of Assets and Liabilities as a liability which is subsequently marked-tomarket until it is exercised or closed, or it expires. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option or purchased put option or the purchase cost of the security for a written put option or a purchased call option is adjusted by the amount of premium received or paid. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract. K. Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote. NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES ING Investments, an Arizona limited liability company, is the Investment Adviser of the Fund. The Fund pays the Investment Adviser for its services under the investment management agreement (“Management Agreement”), a fee, payable monthly, based on an annual rate of 1.00% of the Fund’s average daily managed assets. For the purposes of the Management Agreement, managed assets are defined as the Fund’s average daily gross asset value, minus the sum of the Fund’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liab ilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares). As of August 31, 2008, there were no preferred shares outstanding. The Investment Adviser entered into sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively the “Sub-Advisory Agreements”) with ING Investment Management Co. (“ING IM”), ING Investment Management Asia/Pacific (Hong Kong) Limited (“ING IM Asia/Pacific”) and ING Investment Management Advisors B.V. (“IIMA”). Subject to policies as the Board or the Investment Adviser might determine, ING IM Asia/Pacific and IIMA manage the Fund’s assets in accordance with the Fund’s investment objectives, policies and limitations. 13

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2008 (UNAUDITED)(CONTINUED) NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued) ING funds are permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Fund will be reduced by an amount equal to the management fees paid indirectly to the ING Institutional Prime Money Market Fund with respect to assets invested by the Fund. For the six months ended August 31, 2008, the Fund did not invest in ING Institutional Prime Money Market Fund and thus waived no such management fees. These fees are not subject to recoupment. ING Funds Services, LLC (the “Administrator”) serves as Administrator to the Fund. The Fund pays the Administrator for its services a fee based on an annual rate of 0.10% of the Fund’s average daily managed assets. The Investment Adviser, ING IM Asia/Pacific, IIMA, and the Administrator are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING Groep comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand. The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund under which it will limit the expenses of the Fund, excluding interest, taxes, leverage expenses, and extraordinary expenses to 1.25% of average net assets. The Investment Adviser may at a later date recoup from the Fund fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such reimbursement, the Fund’s expense ratio does not exceed the percentage described above. The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments or the Fund provides written notice of the termination within 90 days of the end of the then current term or upon written termination of the Management Agreement. NOTE 4 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES As of August 31, 2008, the Fund had the following amounts recorded in payable to affiliates on the accompanying Statement of Assets and Liabilities: Accrued Investment Accrued Management Administrative Fees Fees Total $101,987 $10,199 $112,186 The Fund has adopted a Retirement Policy (“Policy”) covering all Independent Trustees of the Fund. Benefits under this Policy are based on an annual rate as defined in the Policy agreement and are recorded as trustee fees in the financial statements. The Fund placed a portion of its portfolio transactions with a brokerage firm Investment Adviser. The affiliated firm is: that cois mman affiliate ission paid of to the the Affiliated Broker Commission Paid ING Baring LLC $1,059 NOTE 5 — PURCHASES AND SALES OF INVESTMENT SECURITIES The cost of purchases and proceeds from sales of investments for the six months ended August 31, 2008, excluding short-term securities, were $48,696,406 and $44,683,571, respectively. NOTE 6 — EXPENSE LIMITATIONS As of August 31, 2008, the amount of waived and reimbursed fees that are subject to recoupment by the Investment Adviser, and the related expiration dates are as follows: August 31, 2009 2010 2011 Total $— $— $34,970 $34,970 NOTE 7 — TRANSACTIONS IN WRITTEN OPTIONS Written option activity for the Fund for the six months ended August 31, 2008 was as follows: Number of Contracts Premium Balance at 02/29/2008 Options Written Options Expired Options Terminated in Closing Purchase Transactions Balance at 08/31/2008 15,738,745 104,213,735 (68,710,930) (33,123,000) 18,118,550 $ 1,345,360 6,601,090 (4,133 ,780) (2,744,206) $ 1,068,464 14

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2008 (UNAUDITED)(CONTINUED) NOTE 8 — CONCENTRATION OF INVESTMENT RISKS Foreign Securities and Emerging Markets. The Fund makes significant investments in foreign securities and securities issued by companies located in countries with emerging markets. Investments in foreign securities may entail risks not present in domestic investments. Since investments in securities are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as from movements in currency, security value and interest rate, all of which could affect the market and/or credit risk of the investments. The risks of investing in foreign securities can be intensified in the case of investments in issuers located in countries with emerging markets. Leverage. Although the Fund has no current intention to do so, the Fund is authorized to utilize leverage through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. In the event that the Fund determines in the future to utilize investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed. Non-Diversified. The Fund is classified as a “nondiversified” investment company under the 1940 Act, which means that the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers. If the Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund will be more at risk to any single corporate, economic, political or regulatory event that impacts one or more of those issuers. Conversely, even though classified as non-diversified, the Fund may actually maintain a portfolio that is highly diversified with a large number of issuers. In such an event, the Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer. NOTE 9 — CAPITAL SHARES Transactions in capital shares and dollars were as follows: Six Months Ended September 25, 2007(1) to August 31, 2008 February 29, 2008 Number of Shares Shares sold — 8,125,000 Net increase in shares outstanding — 8,125,000 $ Shares sold(2) $— $154,862,500 Net increase $— $154,862,500 (1) Commencement of operations. (2) Proceeds from sales of shares net of sales load paid of $7,312,500 and offering costs of $325,000. NOTE 10 — SECURITIES LENDING Under an agreement with BNY, the Fund can lend its securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The securities purchased with cash collateral received are reflected in the Portfolio of Investments. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however there would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising their right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the Fund. As of August 31, 2008, the Fund did not have any securities on loan. NOTE 11 — FEDERAL INCOME TAXES The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital. Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. 15

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2008 (UNAUDITED)(CONTINUED) NOTE 11 — FEDERAL INCOME TAXES (continued) The tax composition of dividends and distributions in the current period will not be determined until after the Fund’s tax year-end of December 31, 2008. The tax composition of dividends and distributions as of the Fund’s initial tax year-end was as follows: Tax Year Ended December 31, 2007 Ordinary Return Income of Capital $2,082,204 $1,893,366 The tax-basis components of distributable earnings as of the tax year ended December 31, 2007 were: Unrealized (Depreciation) Post-October Currency Losses Deferred Post-October PFIC Losses Deferred $(5,609,109) $(101,548) $(73,140) The Fund’s major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is the Fund’s initial tax year of 2007. NOTE 12 — OTHER ACCOUNTING PRONOUNCEMENTS On March 19, 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (“SFAS No. 161”), “Disclosure about Derivative Instruments and Hedging Activities.” This new accounting statement requires enhanced disclosures about an entity’s derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted for under SFAS No. 133, and (c) how derivatives affect an entity’s financial position, financial performance, and cash flows. SFAS No. 161 also requires enhanced disclosures regarding credit-riskrelated contingent features of derivative instruments. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of August 31, 2008, management of the Fund is currently assessing the impact of the expanded financial statement disclosures that will result from adopting SFAS No. 161. NOTE 13 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS As discussed in earlier supplements previously filed with the SEC, ING Investments, the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request. In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep N.V., including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards. ING Investments has a dvised the Boards that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated. Based on the internal review, ING Investments has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds. ING Investments reported to the Boards that ING is committed to conducting its business with the highest 16

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2008 (UNAUDITED)(CONTINUED) NOTE 13 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued) standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates. • ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. Investments reported to the Boards that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business. • ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements. Other Regulatory Matters The New York Attorney General (the “NYAG”) and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things; compensation and other sales incentives; potential conflicts of interest; potential anti- competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request. Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses. These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged. In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate. At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future. There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds. NOTE 14 — SUBSEQUENT EVENTS Dividends: Subsequent to August 31, 2008, the Fund paid dividends of: Per Share Payable Declaration Record Amount Date Date Date $0.163 9/15/2008 8/15/2008 9/4/2008 $0.163 10/15/2008 9/15/2008 10/3/2008 17

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

PORTFOLIO OF INVESTMENTS AS OF AUGUST 31, 2008 (UNAUDITED)

Shares			Value
COMMON STOCK: 94.9%			
Australia: 10.0%			
38,846		Australia & New Zealand Banking Group Ltd.	$ 547,015
455,188		Australian Wealth Management Ltd.	558,734
16,450		BHP Billiton Ltd.	577,754
70,445		Billabong International Ltd.	770,927
59,076		BlueScope Steel Ltd.	464,517
54,719		Caltex Australia Ltd.	585,298
13,000		Commonwealth Bank of Australia	467,859
131,280		Foster's Group Ltd.	626,577
3,588		Incitec Pivot Ltd.	488,123
293,052		Macquarie Airports Management Ltd.	797,719
13,424		Macquarie Group Ltd.	497,783
29,425		National Australia Bank Ltd.	610,573
35,942		QBE Insurance Group Ltd.	730,990
4,500		Rio Tinto Ltd.	487,905
19,200		St. George Bank Ltd.	495,154
46,650		Suncorp-Metway Ltd.	452,923
152,474		Telstra Corp., Ltd.	565,997
20,024		Wesfarmers Ltd.	524,984
25,847		Westpac Banking Corp.	516,546
9,700		Woodside Petroleum Ltd.	521,016
23,279		Woolworths Ltd.	562,014
			11,850,408
Bahamas: 0.6%			
33,153	@	Teekay LNG Partners LP	754,231
			754,231
Belgium: 0.5%			
9,200		Delhaize Group	593,529
			593,529
Bermuda: 0.4%			
110,000		Hiscox Ltd.	495,631
			495,631
Canada: 0.6%			
27,500		Bell Aliant Regional Communications Income Fund	720,522
			720,522
China: 4.5%			
702,000		Anhui Expressway Co., Ltd.	439,621
1,176,000		Bank of China Ltd.	505,505
1,012,000		China Construction Bank	820,209
138,000		China Life Insurance Co., Ltd.	524,525
710,000		China Petroleum & Chemical Corp.	683,743
938,000		China Telecom Corp., Ltd.	477,338
917,000		Industrial and Commercial Bank of China Ltd.	627,882
784,000		Jiangsu Expressway Co., Ltd.	600,329
516,000		PetroChina Co., Ltd.	661,516
			5,340,668
Denmark: 0.7%			
28,900		Danske Bank A/S	813,236
			813,236
Finland: 2.1%			
16,100		Kesko OYJ	495,965
35,000		Nokia OYJ	876,309
25,000		Orion OYJ	470,558
Finland: (continued)			
35,900		UPM-Kymmene OYJ	$ 613,373
			2,456,205
France: 5.7%			
9,500		BNP Paribas	852,199
13,640		Bouygues SA	822,101
3,200		Lafarge SA	386,042
17,600		Sanofi-Aventis	1,248,642
24,000		Total SA	1,724,068
14,100		Vinci SA	800,673
24,000		Vivendi	927,192
			6,760,917
Germany: 4.4%			
5,100		Allianz AG	850,199
19,300		Bayerische Motoren Werke AG	796,619
45,100		Deutsche Post AG	1,054,924
15,000		E.ON AG	874,457
12,300		MTU Aero Engines Holding AG	426,497
5,000		Muenchener Rueckversicherungs AG	775,334
25,000		Symrise	432,875
			5,210,905
Hong Kong: 6.0%			
258,500		BOC Hong Kong Holdings Ltd.	574,843
37,000		Cheung Kong Holdings Ltd.	525,916
57,000		China Mobile Ltd.	647,064
94,000		CLP Holdings Ltd.	762,571
391,000		CNOOC Ltd.	607,927
1,562,000		Denway Motors Ltd.	556,503
49,000		Esprit Holdings Ltd.	404,508
36,800		Hang Seng Bank Ltd.	725,816
128,500		HongKong Electric Holdings	815,878
241,000		Industrial & Commercial Bank of China (Asia) Ltd.	527,957
38,000		Sun Hung Kai Properties Ltd.	518,147
904,000		TPV Technology Ltd.	440,181
			7,107,311
Hungary: 0.8%			
172,309		Magyar Telekom Telecommunications PLC	885,658
			885,658
India: 1.7%			
97,244	@	Hindustan Petroleum Corp., Ltd. (Equity Certificates, Issuer: ABN Amro Bank N.V.)	445,967
13,300		ICICI Bank Ltd. ADR	412,566
26,814	@	Oil & Natural Gas Corp., Ltd. (Equity Certificates, Issuer: ABN Amro Bank N.V.)	624,465
4,960	#	Reliance Industries - Spons GDR	473,812
			1,956,810
Ireland: 2.1%			
60,000		Allied Irish Banks PLC	759,199
18,000		CRH PLC	472,508
178,400		Independent News & Media	393,279
47,000		Irish Life & Permanent PLC	439,311
60,000		Smurfit Kappa PLC	387,127
			2,451,424

See Accompanying Notes to Financial Statements

18

ING International High Dividend Equity Income Fund
PORTFOLIO OF INVESTMENTS
as of August 31, 2008 (Unaudited) (continued)

Shares		Value
Israel: 0.8%		
246,284	Bank Hapoalim BM	$ 965,685
		965,685
Italy: 5.1%		
39,400	Banche Popolari Unite Scpa	880,729
97,000	Enel S.p.A.	890,632
50,000	ENI S.p.A.	1,621,865
21,300	Prysmian S.p.A.	521,354
95,000	Saras S.p.A.	508,840
623,000	Telecom Italia S.p.A. RNC	789,641
148,700	UniCredito Italiano S.p.A.	800,104
		6,013,165
Malaysia: 1.7%		
450,600	Berjaya Sports Toto BHD	603,987
66,300	Digi.com BHD	448,709
164,375	Malayan Banking BHD	378,769
195,400	Public Bank BHD	585,670
		2,017,135
Netherlands: 4.4%		
8,800	Akzo Nobel NV	537,001
8,600	Hunter Douglas NV	434,308
13,900	Randstad Holdings NV	426,219
51,000	Royal Dutch Shell PLC - Class B	1,753,714
52,000	Royal KPN NV	882,291
43,500	Unilever NV	1,200,288
		5,233,821
New Zealand: 0.4%		
100,807	Fletcher Building Ltd.	525,059
		525,059
Norway: 0.8%		
58,000	Telenor ASA	911,578
		911,578
Philippines: 1.2%		
534,720	Bank of the Philippine Islands	536,675
13,000	Globe Telecom, Inc.	309,907
10,440	Philippine Long Distance Telephone Co.	613,575
		1,460,157
Portugal: 0.4%		
31,600	Banco Espirito Santo SA	408,311
		408,311
Singapore: 2.4%		
43,000	DBS Group Holdings Ltd.	543,713
43,000	Singapore Airlines Ltd.	459,852
226,000	Singapore Press Holdings Ltd.	653,742
245,000	Singapore Telecommunications Ltd.	604,677
314,000	StarHub Ltd.	597,063
		2,859,047
South Korea: 4.0%		
35,730	Daegu Bank	396,106
11,722	Kookmin Bank	641,290
41,250	Korea Exchange Bank	516,613
13,100	KT Corp.	537,165
6,654	KT&G Corp.	559,271
970	Posco	417,233
53,030	Pusan Bank	589,742
7,541	S-Oil Corp.	447,186

Shares		Value
South Korea: (continued)		
34,430	Woori Investment & Securities Co., Ltd.	$ 597,640
		4,702,246
Spain: 3.2%		
65,000	Banco Bilbao Vizcaya Argentaria SA	1,096,799
50,000	Banco Santander Central Hispano SA	849,969
73,000	Iberdrola SA	879,602
38,300	Telefonica SA	946,337
		3,772,707
Sweden: 1.7%		
64,600	Nordea Bank AB	858,090
37,200	Swedbank AB	653,710
42,400	Telefonaktiebolaget LM Ericsson	484,007
		1,995,807
Switzerland: 0.8%		
3,400	Zurich Financial Services AG	887,625
		887,625
Taiwan: 4.2%		
356,265	Acer, Inc.	710,796
438,780	China Steel Corp.	537,060
577,875	Compal Electronics, Inc.	518,382
3,340	Delta Electronics, Inc.	8,946
32,500	High Tech Computer Corp.	602,187
232,000	Nan Ya Plastics Corp.	362,951
329,653	Taiwan Semiconductor Manufacturing Co., Ltd.	607,166
435,000	Tung Ho Steel Enterprise Corp.	572,781
200,000	U-Ming Marine Transport Corp.	527,194
370,348	Wistron Corp.	536,208
		4,983,671
Thailand: 0.6%		
150,300	Advanced Info Service PCL	388,030
237,000	Thai Oil PCL	341,763
		729,793
Turkey: 0.7%		
36,057	Tupras Turkiye Petrol Rafine	852,267
		852,267
United Kingdom: 12.0%		
270,000	ARM Holdings PLC	545,379
14,000	AstraZeneca PLC	682,528
85,400	Aviva PLC	797,173
100,000	Barclays PLC	639,890
169,500	BP PLC	1,629,166
78,400	Brit Insurance Holdings PLC	276,063
14,100	Carnival PLC	483,385
121,100 @	Cattles PLC	262,718
40,000 @	Cattles PLC - Ranking for Dividend	83,851
59,000	GlaxoSmithKline PLC	1,388,323
38,000	Greene King PLC	370,075
36,000	HSBC Holdings PLC	566,354
375,600	Kingfisher PLC	907,264
147,000	Lloyds TSB Group PLC	811,287
165,000	Royal Bank of Scotland Group PLC	701,759
33,000	Scottish & Southern Energy PLC	869,201
73,500	Tate & Lyle PLC	592,364
54,218	United Utilities Group PLC	705,458
580,000	Vodafone Group PLC	1,482,219

See Accompanying Notes to Financial Statements

19

ING INTERNATIONAL HIGH DIVIDEND PORTFOLIO OF INVESTMENTS EQUITY INCOME FUND AS OF AUGUST 31, 2008 (UNAUDITED)(CONTINUED) Shares Value United Kingdom: (continued) 82,400 William Hill PLC $ 423,883 14,218,340 United States: 10.4% 48,100 Altria Group, Inc. 1,011,543 27,600 Atmos Energy Corp. 760,104 32,300 Bank of America Corp. 1,005,822 48,400 Bristol-Myers Squibb Co. 1,032,856 59,200 Citigroup, Inc. 1,124,208 28,400 Dow Chemical Co. 969,292 44,200 General Electric Co. 1,242,020 19,184 Kinder Morgan Energy Partners LP 1,101,929 54,600 Pfizer, Inc. 1,043,406 38,900 Southern Copper Corp. 993,117 19,200 UST, Inc. 1,028,928 29,100 Verizon Communications, Inc. 1,021,992 12,335,217 Total Common Stock (Cost $136,231,078) 112,269,086 REAL ESTATE INVESTMENT TRUSTS: 2.3% Australia: 0.4% 35,900 Westfield Group 526,805 526,805 Belgium: 0.4% 2,400 Cofinimmo 434,610 434,610 Netherlands: 0.4% 4,000 Wereldhave NV 446,102 446,102 Singapore: 0.7% 660,000 @ Ascendas India Trust 333,016 309,000 @ Ascendas Real Estate Investment Trust 495,615 828,631 United Kingdom: 0.4% 31,066 British Land Co. PLC 431,130 431,130 Total Real Estate Investment Trusts (Cost $3,080,873) 2,667,278 PREFERRED STOCK: 0.4% South Korea: 0.4% 1,429 Samsung Electronics Co., Ltd. 474,651 Total Preferred Stock ( Cost $674,177 ) 474,651 Total Investments in Securities (Cost $139,986,128)* 97.6% $115,411,015 Other Assets and Liabilities -Net 2.4 2,891,191 Net Assets 100.0% $118,302,206 @ Non-income producing security ADR American Depositary Receipt GDR Global Depositary Receipt # Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees. * Cost for federal income tax purposes is $140,728,478. Net unrealized depreciation consists of: Gross Unrealized Appreciation $ 433,471 Gross Unrealized Depreciation (25,750,934) Net Unrealized Depreciation $(25,317,463) Percentage of Industry Net Assets Aerospace/Defense 0.4% Agriculture 2.2 Airlines 0.4 Apparel 1.0 Auto Manufacturers 1.1 Banks 20.4 Beverages 0.5 Building Materials 1.2 Chemicals 2.4 Commercial Services 1.2 Computers 2.4 Diversified 1.2 Diversified Financial Services 3.0 Electric 4.3 Electrical Components & Equipment 0.4 Engineering & Construction 2.0 Entertainment 0.9 Food 2.9 Forest Products & Paper 0.8 Gas 0.6 Holding Companies -Diversified 0.3 Housewares 0.4 Insurance 4.5 Iron/Steel 1.7 Leisure Time 0.4 Media 1.7 Mining 1.7 Miscellaneous Manufacturing 1.5 Office Property 0.7 Oil & Gas 11.4 Pharmaceuticals 5.0 Pipelines 0.9 Real Estate 0.9 Retail 0.8 Semiconductors 1.4 Shopping Centers 0.4 Telecommunications 12.0 Transportation 2.0 Water 0.6 Other Assets and Liabilities -Net 2.4 Net Assets 100.0% See Accompanying Notes to Financial Statements 20

ING International High Dividend Equity Income Fund
PORTFOLIO OF INVESTMENTS
as of August 31, 2008 (Unaudited) (continued)

The following table summarizes the inputs used as of August 31, 2008 in determining the Fund's investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1- Quoted Prices	$112,446,106	$ —
Level 2- Other Significant Observable Inputs	2,964,909	(639,001)
Level 3- Significant Unobservable Inputs	—	(64,128)
Total	$115,411,015	$(703,129)

* Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

"Fair value" for purposes of SFAS 157 is different from "fair value" as used in the 1940 Act (see Note 2). The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended August 31, 2008, was as follows:

	Investments in Securities	Other Financial Instruments*
Balance at 02/29/08	$—	$(657,078)
Net purchases/sales	—	103,393
Total realized and unrealized gain (loss)	—	489,557
Amortization of premium/discount	—	
Transfers in and/or out of Level 3	—	—
Balance at 08/31/08	$—	$ (64,128)

* Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

For the six months ended August 31, 2008, total change in unrealized gain (loss) on Level 3 securities still held at period end included in the change in net assets was $(560,136). Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

Written OTC Call Options

# of Contracts	Counterparty	Description	Expiration Date	Strike Price/Rate		Premiums Received	Value
1,500	Morgan Stanley	Australia S&P/ASX 200 Index	09/04/08	4,924.00	AUD	$ 190,045	$(277,880)
2,630	Morgan Stanley	Dow Jones Euro Stoxx 50	09/04/08	3,427.11	EUR	308,165	(42,106)
1,020	Merrill Lynch	FTSE 100 Index	09/04/08	5,476.52	GBP	244,380	(315,758)
1,400	Deutsche Bank, AG	Hong Kong Hang Seng Index	09/04/08	22,520.95	HKD	133,600	(3,257)
18,100,000	Deutsche Bank, AG	Korea KOSPI 200 Index	09/04/08	202.00	KRW	101,722	(1,088)
12,000	Goldman Sachs	Taiwan TAIEX Index	09/04/08	6,935.60	TWD	90,552	(63,040)
						$1,068,464	$(703,129)

Total Premiums Received:	$1,068,464
Total Liabilities for Written Options:	$ 703,129

See Accompanying Notes to Financial Statements

21

ING INTERNATIONAL HIGH DIVIDEND PORTFOLIO OF INVESTMENTS EQUITY INCOME FUND AS OF AUGUST 31, 2008 (UNAUDITED)(CONTINUED) Supplemental Option Information (Unaudited) Supplemental Call Option Statistics as of August 31, 2008 % of Total Net Assets against which calls written 34% Average Days to Expiration 29 days Average Call Moneyness* at time written ATM Premium received for calls $1,068,464 Value of calls $ (703,129) * “Moneyness” is the term used to describe the relationship between the price of the underlying asset and the option’s exercise or strike price. For example, a call (buy) option is considered “in-the-money” when the value of the underlying asset exceeds the strike price. Conversely, a put (sell) option is considered “in-the-money” when its strike price exceeds the value of the underlying asset. Options are characterized for the purpose of Moneyness as, “in-the-money” (“ITM”), “out-of-the-money” (“OTM”) or “at-the-money” (“ATM”), where the underlying asset value equals the strike price. See Accompanying Notes to Financial Statements 22

SHAREHOLDER MEETING INFORMATION (UNAUDITED) A special meeting of shareholders of ING International High Dividend Equity Income Fund was held June 27, 2008, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258. A brief description of each matter voted upon as well as the results are outlined below: Matters: ING International High Dividend Equity Income Fund Class I Trustees 1 To elect four Class I Trustees to represent the interests of the holders of Common Shares of the Fund until the election and qualification of their successors. Results: Shares voted against or Shares Proposal 1* Shares voted for withheld abstained Total Shares Voted Class I Trustees J. Michael Earley 7,675,305.357 132,218.000 — 7,807,523.357 Patrick W. Kenny 7,675,655.357 131,868.000 — 7,807,523.357 Shaun P. Mathews 7,672,518.357 135,005.000 — 7,807,523.357 Roger B. Vincent 7,675,455.357 132,068.000 — 7,807,523.357 * Proposal 1 Passed 23

ADDITIONAL INFORMATION (UNAUDITED) During the period, there were no material changes in the Fund’s investment objective or policies that were not approved by the shareholders or the Fund’s charter or by-laws or in the principal risk factors associated with investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio. Dividend Reinvestment Plan Unless the registered owner of Common Shares elects to receive cash by contacting BNY (the “Plan Agent”), all dividends declared on Common Shares of the Fund will be automatically reinvested by the Plan Agent for shareholders in additional Common Shares of the Fund through the Fund’s Dividend Reinvestment Plan (the “Plan”). Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Agent prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares of the Fund for you. If you wish for all dividends declared on your Common Shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker. The Plan Agent will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. Open-market purchases and sales are usually made through a broker affiliated with the Plan Agent. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Agent will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Agent will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Agent will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contempla ted that the Fund will pay monthly Dividends. Therefore, the period during which Open- Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date, which typically will be approximately ten days. If, before the Plan Agent has completed its Open- Market Purchases, the market price per common share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Agent is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making Open-Market Purchases and will invest the un-invested portion of the Dividend amount in Newly Issued Common Shares at the net 24

ADDITIONAL INFORMATION (UNAUDITED)(CONTINUED) asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date. The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants. In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan. There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a partial or full sale of shares through the Plan Agent are subject to a $15.00 sales fee and a $0.10 per share brokerage commission on purchases or sales, and may be subject to certain other service charges. The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All questions concerning the Plan should be directed to the Fund’s Shareholder Service Department at (800) 992-0180. KEY FINANCIAL DATES — CALENDAR 2008 DIVIDENDS: Declaration Date Ex-Dividend Date Payable Date January 15, 2008 February 1, 2008 February 15, 2008 February 15, 2008 March 3, 2008 March 17, 2008 March 17, 2008 April 1, 2008 April 15, 2008 April 15, 2008 May 1, 2008 May 15, 2008 May 15, 2008 June 2, 2008 June 16, 2008 June 16, 2008 July 1, 2008 July 15, 2008 July 15, 2008 August 1, 2008 August 15, 2008 August 15, 2008 September 2, 2008 September 15, 2008 September 15, 2008 October 1, 2008 October 15, 2008 October 15, 2008 November 3, 2008 November 17, 2008 November 17, 2008 December 1, 2008 December 15, 2008 December 15, 2008 December 29, 2008 January 15, 2009 Record date will be two business days after each Ex-Dividend Date. These dates are subject to change. Stock Data The Fund’s common shares are traded on the NYSE (Symbol: IID). Repurchase of Securities by Closed-End Companies In accordance with Section 23(c) of the 1940 Act, and Rule 23c-1 under the 1940 Act the Fund may from time to time purchase shares of beneficial interest of the Fund in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions. Number of Shareholders The approximate number of record holders of Common Stock as of August 31, 2008 was 6,741, which does not include beneficial owners of shares held in the name of brokers of other nominees. Certifications In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund’s CEO submitted the Annual CEO Certification on May 21, 2008 certifying that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal controls over financial reporting. 25

[THIS PAGE INTENTIONALLY LEFT BLANK]

Investment Adviser Custodian ING Investments, LLC The Bank of New York Mellon Corporation 7337 East Doubletree Ranch Road One Wall Street Scottsdale, Arizona 85258 New York, New York 10286 Administrator Legal Counsel ING Funds Services, LLC Dechert LLP 7337 East Doubletree Ranch Road 1775 I Street, N.W. Scottsdale, Arizona 85258 Washington, D.C. 20006 Transfer Agent The Bank of New York Mellon Corporation 101 Barclay Street (11E) New York, New York 10286 Toll-Free Shareholder Information Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at (800) 992-0180 PRSAR-UIID (0808-102208)

Item 2.  Code of Ethics.

Not required for semi-annual filing.

Item 3.  Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4.  Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5.  Audit Committee Of Listed Registrants.

Not required for semi-annual filing.

Item 6.  Schedule of Investments.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-end Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board. (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minium qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING International High Dividend Equity Income Fund

By	/s/ Shaun P. Mathews

Shaun P. Mathews President and Chief Executive Officer

Date:	April 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews

Shaun P. Mathews President and Chief Executive Officer

Date:	April 29, 2009

By	/s/ Todd Modic

Todd Modic Senior Vice President and Chief Financial Officer

Date:	April 29, 2009